.31

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2017
ALERIS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	333-185443 (Commission File Number)	27-1539594 (IRS Employer Identification No.)
25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122
(Address of Principal Executive Offices, including Zip Code)
(216) 910-3400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with an new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01     Other Events.
Aleris Corporation (the “Company”) is filing this Current Report on Form 8-K to provide an update regarding the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated August 29, 2016 (the “Merger Agreement”), among the Company, Zhongwang USA LLC, Zhongwang Aluminum Corporation, and the stockholders representative party thereto. The last sentence in the Company’s disclosure regarding the Merger included in its press release and quarterly report on Form 10-Q for the three months ended March 31, 2017, each issued on May 4, 2017, is updated and replaced with the following:
In order to accommodate the extended process with the Committee on Foreign Investment in the United States (“CFIUS”), the parties are in discussion and intend to extend the termination date of the Merger Agreement, which would otherwise terminate on May 29, 2017 if CFIUS clearance is not obtained by that date.
Forward-Looking Statements
Certain information included herein may be deemed to be “forward-looking statements” within the meaning of the federal securities laws. Statements included herein that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. The words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions are intended to identify forward-looking statements. Any forward-looking statement is subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALERIS CORPORATION

Date: May 5, 2017
/s/ I. Timothy Trombetta
By: I. Timothy Trombetta
Its: Vice President and Controller